BUGSOLVER.COM, INC.

                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT

                               BUGSOLVER.COM, INC.

                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT

         THIS SERIES A PREFERRED STOCK PURCHASE AGREEMENT (THE "AGREEMENT") is made as of the 30th day of SEPTEMBER, 2000 BY AND BETWEEN BUGSOLVER.COM, INC., A DELAWARE CORPORATION (THE "COMPANY"), TekInsight.Com, Inc., A DELAWARE CORPORATION ("TEK"), AND THOSE PERSONS LISTED ON ANNEX 1 (COLLECTIVELY, THE "PURCHASERS").

         The parties hereby agree to the following terms:

1.       PURCHASE AND SALE OF PREFERRED STOCK.

      1.1      SALE AND ISSUANCE OF SERIES A PREFERRED STOCK.

     (a) The Company shall adopt and file with the Secretary of State of the State of Delaware on or before the Closing (as defined below) an amendment to its Certificate of Incorporation in the form of the Certificate of Designations of Series a Convertible Redeemable Preferred Stock attached hereto as Exhibit A (the "CERTIFICATE OF DESIGNATIONS").

     (b) Subject to the terms and conditions of this Agreement, the Purchasers agree to purchase at the Closing and the Company agrees to sell and issue to the Purchasers at the Closing an aggregate of 1,000,000 shares (the "Shares") of the Company's Series A Convertible Redeemable Preferred Stock (the "Preferred Stock"). With respect to the Shares, the Purchasers shall purchase the 1,000,000 Shares for a purchase price of $3.00 per share, for an AGGREGATE AMOUNT OF $3,000,000 IN CASH, (THE "PURCHASE PRICE").

      1.2      CLOSING; DELIVERY.

     (a) THe purchase and sale of the Shares shall be deemed to take place at the offices of Nixon Peabody LLP in New York City, at 1:00 p.m., on September 30, 2000, or at such other time and place as the Company and the Purchasers may agree (the "CLOSING").

     (b) At the Closing, the Company shall deliver to the Purchasers certificates representing that number of shares set forth opposite their names, respectively, on Annex 1 against confirmation of the payment of the purchase price therefor (1) by check payable to the Company or (2) by wire transfer to the Company's bank account, in the aggregate amount of $3,000,000 of cash.

2.       A.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.   The Company hereby
represents and warrants to each of the Purchasers that:

     2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or financial condition.

     2.2 CAPITALIZATION. The authorized capital of the Company consists, or will consist, immediately prior to the Closing, of:

     (a) PREFERRED STOCK. Five Million (5,000,000) shares of Preferred Stock, par value $0.01 per share, of which One Million (1,000,000) shares have been designated Series A Convertible Redeemable Preferred Stock ("SERIES A STOCK"), none of which is issued and outstanding immediately prior to the Closing. The rights, privileges and preferences of the Preferred Stock are as stated in the Certificate of Designations. Upon the closing, all of the outstanding shares of Preferred Stock will be duly authorized, fully paid and are nonassessable and will be issued in compliance with all applicable federal and state securities laws.

     (b) COMMON STOCK. Fifteen Million (15,000,000) shares of Common Stock, par value $0.01 per share, 3,500,000 shares of which are issued and outstanding immediately prior to the Closing. All of the outstanding shares of Common Stock have been duly authorized, fully paid and are non-assessable and have been issued in compliance with all applicable federal and state securities laws.

     (c) RESERVED STOCK. The Company has reserved 560,000 shares of Common Stock for issuance pursuant to outstanding stock options, and has obligations for issuance of an as yet unspecified number of options to acquire shares of Common Stock under the terms of Consulting Agreements entered into by the Company.

     (d) NO OUTSTANDING RIGHTS TO ACQUIRE STOCK. Except for outstanding options identified in paragraph (c) above, and the rights of the Purchasers hereunder, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock.

     2.3 SUBSIDIARIES. The Company does not currently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity.

     2.4 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Shareholders Agreement, in the form attached hereto as EXHIBIT B (together, the "Agreements"), the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Shares and the Common Stock issuable upon conversion of the Shares, and the delivery of the Tek shares of common stock to be transferred on redemption of the Series A Stock (the "Tek Shares") (with the Shares, the shares of Common Stock underlying the Shares and the Tek Shares being referred to, collectively as, the "Securities") has been taken or will be taken prior to the Closing, and the Agreements, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except
(i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (ii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

     2.5 VALID ISSUANCE OF SECURITIES. The Shares that are being issued to the Purchasers hereunder, when issued, sold and delivered in accordance with the terms hereof for the Purchase Price expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Shareholders Agreement, and applicable state and federal securities laws. The Securities will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Shares has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Certificate of Designations shall be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Shareholders Agreement and applicable federal and state securities laws, and will be issued in compliance with all applicable federal and state securities laws.

     2.6 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any U.S. federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except (i) the filing of the Certificate of Designations with the Secretary of State of the State of Delaware, (ii) notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), and (iii) any filings required under applicable state securities laws to be made after Closing.

     2.7 LITIGATION. There is no action, suit, proceeding or investigation ("Suit") pending or, to the Company's knowledge, currently threatened against the Company. A Suit includes, but is not limited to, any action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company involving the prior employment of any of the Company's current employees, such employees use in connection with the Company's business of any information or techniques proprietary to any of such employees' former employers, such employees' obligations under any agreements with prior employers, or negotiations by the Company with potential investors in the Company or its proposed business. The Company is not a party to nor subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

     2.8      COMPLIANCE.

     (a) The Company is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of the Agreements and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

     (b) To its knowledge, the Company has avoided every condition, and has performed no act that would result in the Company's loss of any right granted under any license, distribution agreement or other agreement.

     (c) Neither the execution or delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated. The execution and delivery of the Agreements will not directly or indirectly cause to arise any obligations under any other agreement to which the Company is a party.

      2.9      ABSENCE OF CERTAIN ACTIONS.

     (a) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iii) sold, exchanged or otherwise disposed of any of its assets or rights, other than in the ordinary course of business.

     (b) OTHER THAN WITH DELICIOUS BRANDS.COM, INC., the Company has not engaged in the past three (3) months in any discussion (i) with any representative of any corporation or corporations regarding the merger of the Company with or into any such corporation or corporations, (ii) with any representative of any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company would be disposed of, or (iii) regarding any other form of liquidation, dissolution or winding up of the Company.

     2.10 DUE DILIGENCE. The Company has fully provided the Purchasers with all the information that the Purchasers have requested for its decision whether to acquire the Shares. No representation or warranty of the Company contained in this Agreement and the exhibits attached hereto or in the information concerning the Company requested by the Purchasers and delivered to the Purchasers contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

     2.11 REGISTRATION RIGHTS. The Company is presently not under any obligation and has not granted any rights to register under the Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued.

     2.12 TITLE TO PROPERTY AND ASSETS. The Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

     2.13 EMPLOYEE BENEFIT PLANS. The Company does not have any "employee benefit plan," as defined in the Employee Retirement Income Security Act of 1974, as amended.

     2.14 TAX RETURNS AND PAYMENTS. The Company has filed all tax returns and reports as required by law. Subject to any extensions on filings as are available to the Company, these returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due.

     2.15 LABOR AGREEMENTS AND ACTIONS. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company, nor is the Company aware of any labor organization activity involving its employees. The employment of each officer and employee of the Company is terminable at the will of the Company. To its knowledge, the Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment.

     2.16 PERMITS. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company and it believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as presently planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

     2.17 CORPORATE DOCUMENTS. The Certificate of Incorporation and Bylaws of the Company are in the form provided to counsel for each of the Purchasers. A copy of the minute books of the Company has been made available to such counsel that contains minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the date of incorporation and reflects all actions by the directors (and any committee of directors) and stockholders with respect to all transactions referred to in such minutes accurately in all material respects.

     2.18 INSURANCE. The Company has in full force and effect insurance policies, with extended coverage, sufficient in amount and kind (subject to reasonable deductibles) to allow it to replace any of its properties material to its business that might be damaged or destroyed and otherwise to provide reasonable and customary insurance coverage applicable to businesses of like size and type as that operated by the Company.

     2.19 ENVIRONMENTAL AND SAFETY LAWS. The Company is not in violation of any applicable statute, law, or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law, or regulation.

     B. REPRESENTATION AND WARRANTIES OF TEK.Tek hereby represents and warrants to each of the Purchasers that:

     2.20 ORGANIZATION, GOOD STANDING AND QUALIFICATION OF TEK. Tek is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. Tek is duly qualified or licensed to do business as a foreign corporation, and is in good standing, in all jurisdictions where such qualification or licensing is required by reason of owning or leasing of property or the conducting of business, except where the failure to be so qualified or licensed would not have a material adverse effect on the Company;

     2.21     AUTHORIZATION

     (a) Tek has all requisite corporate power and authority to enter into and perform all of its obligations under this Agreement and to carry out the transactions contemplated hereby, and to issue the Tek Shares;

     (b) All the Tek Shares, when transferred in accordance with the terms of this Agreement and the Certificate of Designations, will be duly authorized and validly issued, fully paid and nonassessable and free of any preemptive or similar rights.

     2.22     COMPLIANCE

     (a) This Agreement is, and the Tek Shares will be, legal, valid and binding obligations of Tek. Each of this Agreement and the Tek Shares will be enforceable in accordance with their respective terms, except (i) as limited by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and (ii) as limited by general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought;

     (b) The execution, delivery and performance of, and the consummation of the transactions contemplated by, this Agreement will not as of the date hereof (i) violate any provision of the certificate of incorporation or by-laws of Tek,
(ii) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which the Company, or any of its properties may be subject, (iii) cause the acceleration of the maturity of any debt or obligation of the Company or (iv) violate, or be in conflict with, or constitute a default (with notice, the passage of time or otherwise) under, or permit the termination of, any material agreement to which Tek is a party or by which the Tek may be bound;

     (c) Tek is not in violation of any statutes, laws, ordinances, governmental rules or regulations or any judgment, order or decree (federal, state, local or foreign) to which it or its business, properties or assets is subject, except for such violations that would not have a material adverse effect on Tek.

3.    REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.   Each of the Purchasers
hereby represents and warrants, severally, to the Company and Tek with respect to itself that:

     3.1 AUTHORIZATION. The Purchaser has full power and authority to enter into the Agreements. The Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies, or (b) to the extent the indemnification provisions contained in the Shareholders Agreement may be limited by applicable federal or state securities laws.

     3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with the Purchaser in reliance upon the Purchaser's representation to the Company and Tek, which by the Purchaser's execution of this Agreement the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser's own account (or the account of a wholly-owned subsidiary thereof), not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Purchaser has not been formed for the specific purpose of acquiring the Securities.

     3.3 DISCLOSURE OF INFORMATION. Purchaser and its advisors and representatives has had an opportunity to discuss the business, management and financial affairs of the Company and Tek, and the terms and conditions of the offering of the Securities, with the Company's management and with Tek's management and has had an opportunity to review the Company and Tek's facilities. The Purchaser understands that such discussions, as well as the other written information delivered by the Company and Tek to the Purchaser, were intended to describe the aspects of both the Company's business and Tek's business which they believe to be material. The foregoing, however, does not limit or modify the representations and warranties of the Company or Tek in
Section 2 of this Agreement, or the right of the Purchaser to rely thereon.

         The Purchaser has been given access by each of the Company and Tek, their management and their representatives, as requested by the Purchaser, to the same kind of information which would be available in registration statements filed by the Company or Tek under the Securities Act, and the Purchaser has reviewed all filings made by Tek under the Securities Exchange Act of 1934 and the Securities Act since June 30, 1999, including but not limited to the Company's 1999 Annual Report on Form 10-K, the Company's quarterly reports on Form 10-Q for periods ended September 30, 1999, December 31, 1999 and March 31, 2000, several reports on Form 8-K and the Company's Registration Statement on Form S-4 initially filed on May 1, 2000, and Amendment No. 1 to that Registration Statement filed on July 13, 2000.

         The Purchaser acknowledges that neither the Securities and Exchange Commission nor any state or foreign securities commission has approved the Securities or passed upon or endorsed the merits of the offering of the Securities pursuant to this Agreement or confirmed the accuracy or determined the adequacy of the Agreements. The Agreements have not been reviewed by any other Federal, state, foreign or other regulatory authority. The Purchaser acknowledges that all documents, records and books pertaining to investment in the Securities (including, without limitation, the Agreements) have been made available for inspection by him, his attorney, accountant, purchaser representative or tax advisor (collectively, the "advisors"). In evaluating the suitability of an investment in the Company and Tek, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the Agreements or as contained in documents or answers to questions so furnished to the Purchaser or his advisors and other representatives by the Company and Tek.

     3.4 RESTRICTED SHARES. The Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act that depends upon, among other things, the bona fide investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company and Tek have no obligation to register or qualify the Securities for resale. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company and Tek which are outside of the Purchaser's control, and which the Company or Tek is under no obligation and may not be able to satisfy.

     3.5 NO PUBLIC MARKET. The Purchaser understands that no public market now exists for any of the Shares issued or the Common Stock to be issued by the Company, and that the Company has made no assurances that a public market will ever exist for such securities.

     3.6 LEGENDS. The Purchaser understands that the certificates evidencing the Securities and any securities issued in respect of or exchange for the Securities, may bear one or all of the following legends:

     (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

(b)      Any legend set forth in the Shareholders Agreement.

(c) Any legend required by the securities laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

     3.7 ACCREDITED INVESTOR. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

     3.8 SOPHISTICATION OF THE INVESTOR. The Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of its investment contemplated by this Agreement and has the capacity to protect its own interest. The Purchaser acknowledges that an investment in the Securities is highly speculative and involves a high and substantial degree of risk of loss of the Purchaser's entire investment. The Purchaser has adequate means of providing for current and anticipated financial needs and contingencies, is able to bear the economic risk of its investment for an indefinite period of time and has no need for liquidation of its investment in the Securities and could afford complete loss of its investment in the Securities.

     3.9 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or representation, qualification, designation, declaration or filings within the United States with any federal, state or local governmental authority on the part of the Purchaser is required in connection with the Purchaser's execution, delivery or performance of the Agreements or the purchase of the Securities hereunder, other than those fillings referenced in Section 2.6 to be made by the Company, and any subseuent filings which may be made by Tek.

     3.10 ORGANIZATION; CAPACITY. Each Purchaser which is not an individual is organized under the laws of its jurisdiction of formation, duly organized, validly existing and in good standing in the jurisdiction of its formation and has all requisite power and authority to execute, deliver and carry out the terms of the Agreements. Each Purchaser which is an individual has full capacity and authority to execute, deliver and carry out the terms of the Agreements.

4. COVENANT OF TEK. Tek does hereby covenant and agree that in the event that any Purchaser(s) cause the redemption of any of the Shares in accordance with the terms of the Certificate of Designations, on or before its receipt of the Shares subject to redemption it shall transfer to or on behalf of the redeeming Purchaser(s) that number of Tek Shares as shall be necessary to satisfy the redemption provisions of the Certificate of Designations, all of which Shares shall be fully paid and non-assessable shares of Tek common stock, $.0001 par VALUE; PROVIDED, that neither Tek nor the Company shall be required to consummate the redemption of Shares in the absence of the redeeming Purchaser(s) executing and delivering to the Company and Tek prior to the delivery of any Tek Shares to the redeeming Purchaser(s) in connection therewith all such representations, acknowledgments and other agreements as may be reasonably necessary, as determined by counsel to Tek or the Company, for compliance with applicable federal and state securities laws and regulations (including but not limited to acknowledgment of the "restricted" nature of the Tek Shares and the appropriate legending of the stock certificates evidencing the Tek Shares).

5. CONDITIONS OF THE PURCHASERS' OBLIGATIONS AT CLOSING. The obligations of each of the Purchasers to the Company and Tek under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless waived in writing:

     5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of each of the Company and Tek contained in Section 2 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

     5.2 PERFORMANCE. Each of the Company and Tek shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

     5.3 COMPLIANCE CERTIFICATE. The President of each of the Company and Tek shall deliver to each of the Purchasers at the Closing a certificate certifying that the conditions specified in Sections 5.1 and 5.2 have been fulfilled.

     5.4 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement must be obtained and effective as of the Closing.

     5.5 SHAREHOLDERS AGREEMENT. The Company and the Purchasers have executed and delivered the Shareholders Agreement.

     5.6 CERTIFICATE OF DESIGNATIONS. The Company has filed the Certificate of Designations with the Secretary of State of Delaware on or prior to the Closing Date, which shall continue to be in full force and effect as of the Closing Date.

     5.7 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the counsel for each of the Purchasers, which shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

6. CONDITIONS OF THE COMPANY AND TEK'S OBLIGATIONS AT CLOSING. The obligations of each of the Company and Tek to the Purchasers under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless waived in writing:

     6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchasers contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

     6.2 PERFORMANCE. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing shall have been performed or complied with in all material respects.

     6.3  PAYMENT.   The  Purchasers  shall  have  delivered  the  consideration specified in Section 1.2 as payment for the Shares.

     6.4 SHAREHOLDERS AGREEMENT. The Shareholders Agreement shall have been executed by all parties thereto on or prior to closing.

7.       MISCELLANEOUS.

     7.1 SURVIVAL OF WARRANTIES. The warranties, representations and covenants of the Company, Tek and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of one (1) year.

     7.2 TRANSFER; SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including permitted transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     7.3 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

     7.4 COUNTERPARTS AND FACSIMILE. This Agreement may be executed by facsimile and in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

     7.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     7.6 NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient (i) upon delivery, when delivered personally or sent by telegram or fax (with delivery confirmed and delivery charges prepaid), (ii) one day after sending by overnight courier (with delivery confirmed and delivery charges prepaid), or (iii) four days after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth below:

                  To the Company, to:

                      BugSolver.Com, Inc.
                      18881 Von Karman Avenue

                      Suite 250
                      Irvine, CA 92612
                      Fax: (949) 955-0087
                      Attn: President

                  With a copy to:

                      Peter W. Rothberg
                      Nixon Peabody LLP
                      437 Madison Avenue
                      New York, NY 10022-7001
                      Fax: (212) 940-3111

                  To Tek:

                      TekInsight.Com, Inc.
                      1881 Von Karman Avenue
                      Suite 250
                      Irving, CA 92612
                      Fax: (949) 955-0087

                  With a copy to:

                      Peter W. Rothberg
                      Nixon Peabody LLP
                      437 Madison Avenue
                      New York, NY 10022-7001
                      Fax: (212) 940-3111

                  To Purchasers:

                      To the addresses set forth on Annex 1


     7.7 ATTORNEY'S FEES. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     7.8 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least a majority of the Securities. Any amendment or waiver effected in accordance with this Section 7.8 shall be binding upon the Purchasers and each transferee of any of the Securities, each future holder thereof, and the Company.

     7.09 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

     7.10 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

     7.11 ENTIRE AGREEMENT. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

     7.12 FURTHER ASSURANCES. Each party hereto shall execute such other and further certificates, instruments and other documents as may be necessary and proper to implement, complete and perfect the transactions contemplated by this Agreement.

                            [Signature page follows]

         The parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

                                                     BUGSOLVER.COM, INC.


                                                     By:
                                                        ------------------------
                                                          Name:
                                                          Title:


                                                     TEKINSIGHT.COM, INC.



                                                     By:
                                                        ------------------------
                                                          Name:
                                                          Title:


                                                     H. T. ARDINGER & SON, INC.



                                                     By:
                                                        ------------------------
                                                          Name:
                                                          Title:


                                                          M. DOUGLAS ADKINS

                                     ANNEX 1

                               LIST OF PURCHASERS:

                                    AMOUNT                    # OF
                                   OF SHARES                SERIES A
                                  INVESTMENT               PREFERRED
                                                             SHARES

H. T. Ardinger & Son, Inc.        $1,500,000                500,000
P.O. Box 569360
Dallas, TX 75356
M. Douglas Adkins                 $1,500,000                500,000
1601 Elm Street
Dallas, TX 75201

                                    EXHIBITS

Annex 1           -        List of Purchasers

Exhibit A         -        Form of Certificate of Designations

Exhibit B         -        Form of Shareholders Agreement